Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt

10. Debt

Long-term debt was as follows:

	December 31, 2012	December 31, 2011
	(Millions)
Credit Agreement
Revolving credit facility, weighted-average variable interest rate of 1.47% and 1.69%, respectively, due November 10, 2016 (a)	$525	$497
Debt Securities
Issued November 27, 2012, interest at 2.50% payable semi-annually, due December 1, 2017	500	—
Issued March 13, 2012, interest at 4.95% payable semi-annually, due April 1, 2022	350	—
Issued September 30, 2010, interest at 3.25% payable semi-annually, due October 1, 2015	250	250
Unamortized discount	(5)	—

Total long-term debt	$1,620	$747

(a)	$150 million has been swapped to a fixed rate obligation with effective fixed rates ranging from 2.94% to 2.99%, for a net effective rate of 2.25% on the $525 million of outstanding debt under our revolving credit facility as of December 31, 2012. $450 million was swapped to a fixed-rate obligation with effective fixed rates ranging from 2.94% to 5.19%, for a net effective rate of 4.86% on the $497 million of outstanding debt under our revolving credit facility as of December 31, 2011.

Credit Agreement

We have a $1 billion revolving credit facility that matures November 10, 2016, or the Credit Agreement.

At December 31, 2012 and 2011, we had $1 million of letters of credit issued and outstanding under the Credit Agreement and the Prior Credit Agreement. As of December 31, 2012, the unused capacity under the Credit Agreement was $474 million, which was available for general working capital purposes.

Our borrowing capacity is limited at December 31, 2012 by the Credit Agreement’s financial covenant requirements. Except in the case of a default, amounts borrowed under our Credit Agreement will not mature prior to the November 10, 2016 maturity date.

Under the Credit Agreement, indebtedness under the revolving credit facility bears interest at either: (1) LIBOR, plus an applicable margin of 1.25% based on our current credit rating; or (2) (a) the base rate which shall be the higher of Wells Fargo Bank N.A.’s prime rate, the Federal Funds rate plus 0.50% or the LIBOR Market Index rate plus 1%, plus (b) an applicable margin of 0.25% based on our current credit rating. The revolving credit facility incurs an annual facility fee of 0.25% based on our current credit rating. This fee is paid on drawn and undrawn portions of the revolving credit facility.

The Credit Agreement requires us to maintain a leverage ratio (the ratio of our consolidated indebtedness to our consolidated EBITDA, in each case as is defined by the Credit Agreement) of not more than 5.0 to 1.0, and following the consummation of qualifying acquisitions, not more than 5.5 to 1.0, on a temporary basis for three consecutive quarters, including the quarter in which such acquisition is consummated.

Debt Securities

On November 27, 2012, we issued $500 million of our 2.50% 5-year Senior Notes due December 1, 2017. We received net proceeds of $494 million, net of underwriters’ fees, related expenses and unamortized discounts of $6 million. Interest on the notes will be paid semi-annually on June 1 and December 1 of each year, commencing June 1, 2013. The notes will mature on December 1, 2017, unless redeemed prior to maturity. The underwriters’ fees and related expenses are deferred in other long-term assets in our consolidated balance sheets and will be amortized over the term of the notes.

On March 13, 2012, we issued $350 million of our 4.95% 10-year Senior Notes due April 1, 2022. We received net proceeds of $346 million, net of underwriters’ fees, related expenses and unamortized discounts of $4 million, which we used to fund the cash portion of the acquisition of the remaining 66.67% interest in Southeast Texas and to repay funds borrowed under our Term Loan and Credit Agreement. Interest on the notes is paid semi-annually on April 1 and October 1 of each year. The notes will mature on April 1, 2022, unless redeemed prior to maturity. The underwriters’ fees and related expenses are deferred in other long-term assets in our consolidated balance sheets and will be amortized over the term of the notes.

On September 30, 2010, we issued $250 million of our 3.25% Senior Notes due October 1, 2015. We received net proceeds of $248 million, net of underwriters’ fees, related expense and unamortized discounts of $2 million, which we used to repay funds borrowed under the revolver portion of our Credit Agreement. Interest on the notes is paid semi-annually on April 1 and October 1 of each year. The notes will mature on October 1, 2015, unless redeemed prior to maturity. The underwriters’ fees and related expense are deferred in other long-term assets in our consolidated balance sheets and will be amortized over the term of the notes.

The notes are senior unsecured obligations, ranking equally in right of payment with other unsecured indebtedness, including indebtedness under our Credit Agreement. We are not required to make mandatory redemption or sinking fund payments with respect to any of these notes, and they are redeemable at a premium at our option.

Term Loan Agreements

On November 2, 2012, we entered into a 2-year Term Loan Agreement and borrowed $343 million to fund the cash portion of the acquisition of a 33.33% interest in the Eagle Ford system. On July 2, 2012, we entered into a 2-year Term Loan Agreement and borrowed $140 million to fund the cash portion of the acquisition of the Mont Belvieu fractionators. In November 2012, we repaid both the term loans with proceeds from our 2.50% 5-year Senior Notes.

On January 3, 2012, we entered into a 2-year Term Loan Agreement and borrowed $135 million which was used to fund the cash portion of the acquisition of the remaining 49.9% interest in East Texas. In March 2012, we repaid the term loan with proceeds from our 4.95% 10-year Senior Notes.

The future maturities of long-term debt in the year indicated are as follows:

Debt Maturities
(Millions)
2013	$—
2014	—
2015	250
2016	525
Thereafter	850

1,625
Unamortized discount	(5)

Total	$1,620